                                                                   EXHIBIT 10.12

                        SETTLEMENT AGREEMENT AND RELEASE

                  WHEREAS, on or December 9, 1999, Plaintiff Stanton Crenshaw Communications ("Stanton Crenshaw") filed a complaint against Defendant Power Channel Holdings Inc. ("Power Channel") in the Supreme Court of the State of New York, County of New York (the "Complaint"), seeking damages for an alleged breach of contract by Power Channel; and

                  WHEREAS, Stanton Crenshaw and Power Channel are desirous of amicably resolving this dispute without further litigation;

                  NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby stipulated and agreed by and between Stanton Crenshaw and Power Channel as follows:

                  1. Within three (3) business days of both parties' execution of this Settlement Agreement and Release ("the Agreement"), Power Channel shall issue to Stanton Crenshaw 10,961 shares of common stock in Power Channel Holdings, Inc. (the "Shares") and shall deliver certificates evidencing such shares promptly following the execution of this Agreement. Such issuance of Shares shall be evidenced by a Common Stock Agreement dated as of the date hereto between the parties, which Common Stock Agreement shall provide that the consideration for the Shares issued to Stanton Crenshaw shall be the settlement and release of claims under this Agreement.

                  2. Except as provided in paragraph 1, Stanton Crenshaw shall have no further obligations to Power Channel and Power Channel shall have no further obligations to Stanton Crenshaw.

                  3. No later than the earlier of (a) five (5) business days after registration of the Shares pursuant to a Registration Statement, which Registration Statement has been declared effective by the Securities and Exchange Commission or (b) 60 days from the date of execution of this Agreement, the parties shall dismiss the Complaint by filing with the Clerk of the Supreme Court of the State of New York, New York County, a Stipulation of Discontinuance with Prejudice in the form annexed.

                  4. Upon the registration of the Shares pursuant to a Registration Statement, which Registration Statement has been declared effective by the Securities Exchange Commission, Stanton Crenshaw releases, acquits and forever discharges Power Channel, its parents, subsidiaries, officers, agents, representatives and employees and all other person(s) who may be said to have acted on its behalf, from any and all claims, charges, demands, sums of money, actions, rights, causes of action, obligations and liabilities of any kind or nature whatsoever, at law or in equity, which Stanton Crenshaw may have had against Power Channel, claims to have had, now has, may claim to have or claims to have, which were alleged or which could have been alleged in the Complaint and/or which concern in any way Stanton Crenshaw's relationship with Power Channel that is the subject of the Complaint, with the exception of claims to enforce this Agreement.

                  5. Power Channel hereby releases, acquits and forever discharges Stanton Crenshaw, its parents, subsidiaries, officers, agents, representatives and employees and all other person(s) who may be said to have acted on its behalf, from any and all claims, charges, demands, sums of money, actions, rights, causes of action, obligations and liabilities of any kind or nature whatsoever, at law or in equity, which Power Channel may have had against Stanton Crenshaw, claims to have had, now has, may claim to have or claims to have, which were alleged or which could have been alleged in the Complaint and/or a Counterclaim and/or which concern in any way Stanton Crenshaw's relationship with Power Channel that is the subject of the Complaint, with the exception of claims to enforce this Agreement.

                  6. This Agreement shall take effect upon the occurrence of (a) both parties' execution and delivery of the Agreement and the Common Stock Agreement and (b) the issuance of the Shares to Stanton Crenshaw contemplated in paragraph 1, above.

                  7. This Agreement may not be changed orally and shall be binding and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

                  8. If any of the provisions of this Settlement Agreement shall be held invalid or unenforceable according to law, the remaining provisions herein shall not be affected thereby and shall continue in full force and effect.

                  9. This Agreement sets forth the entire agreement between the parties hereto and, except as otherwise expressly provided, fully supersedes any and all prior agreements, or understandings between the parties hereto pertaining to the subject matter hereof.

                  10. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

                  11. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


                                            STANTON CRENSHAW COMMUNICATIONS


Witness or Attest:                          By: /s/ Alex Stanton
                                               ---------------------------------

                                            Its: CEO
                                                --------------------------------

Dated: 5/18/00                                  Alex Stanton
                                                --------------------------------



                                            POWER CHANNEL HOLDINGS, INC.


Witness or Attest:                          By: /s/ James B. Gambrell
                                               ---------------------------------

                                            Its: President
                                                --------------------------------

Dated: 5/10/00                                  James B. Gambrell
                                                --------------------------------

                             COMMON STOCK AGREEMENT

dated as of this 10th day of May, 2000 between POWERCHANNEL HOLDINGS, INC., a Delaware corporation (the "Company"), and STANTON CRENSHAW COMMUNICATIONS (the "Holder")

                Subject to the terms and conditions of this Agreement and pursuant to the terms of the Settlement Agreement and Release between the parties dated as of the date hereof, (the "Settlement Agreement"), the Company will issue Holder shares of the Company's Common Stock ($.001 par value (the "Shares"). The term "Shares" refers to the Company's issued Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Holder is entitled by reason of Holder's ownership of the Shares.

                NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

              1. ISSUANCE OF SHARES; REPRESENTATIONS BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Company agrees to issue to the Holder, the number of Shares set forth on the signature page of this Agreement at a per share price of $2.50 per share. The Company and Holder agree that the consideration for the Shares shall be the settlement of all claims between Holder and Company pursuant to the Settlement Agreement, which amount shall equal $27,402.50.

         1.2 The Holder recognises that the issuance of Shares entails elements of risk of which it is aware. Holder acknowledges that (i) he/it may not be able to liquidate his/its investment; (ii) transferability of the Shares is extremely limited; and (iii) in the event of a disposition, he/it could sustain a significant loss.

         1.3 The Holder represents (i) he/it is an "accredited investor" within the meaning ascribed to such term in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended (the "Act"), and has initialed the provisions(s) of Rule 501 attached as Exhibit A - Accredited Investor Verification Schedule hereto which are applicable to him/it.

         1.4 The Holder acknowledges that: (i) he/it has adequate experience in investing in non-listed and non-registered securities such that he/it is able to evaluate the merits and risks of an investment in the Company; (ii) he/it recognizes the speculative nature of this investment; and (iii) he/it is able to bear the economic risk it hereby assumes. The Holder acknowledges that he/it has read and is sufficiently familiar with the books and records of the Company which have been provided to the Holder in connection with this issuance. The Holder also acknowledges that he/it has been afforded the opportunity to make, and has made, all inquiries of the officers of the Company and others as it deemed appropriate with respect to the Company's affairs and prospects.

         1.5 The Holder hereby acknowledges and represents that he/it is not acquiring the Shares pursuant to an offering and that the sale by the Company of the Shares hereby is the result of a privately negotiated transaction not involving any public offering. Accordingly, the issuance of the Shares has not been reviewed by the Securities and Exchange Commission ("SEC") or any other regulatory body in reliance upon the exemption provided by Section 4(2) of the Act.

                                      (ii)

          1.6 The Holder represents that the Shares are being issued for his/its own account, for investment and not for distribution or resale to others. The Holder agrees that he/it will not sell or otherwise transfer the Shares unless they are registered under the Act or unless an exemption from such registration is available.

          1.7 The Holder acknowledges the following:

              THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT, THE SECURITIES LAWS OF THE VARIOUS STATES OF THE UNITED STATES, OR THE LAWS OF ANY FOREIGN JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR, EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SALE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

          1.8 The Holder acknowledges that the Shares are restricted securities, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except in compliance with the conditions specified in Section II hereof.

                  II. PROCEDURES AND RESTRICTIONS UPON TRANSFER

          2.1 The Shares (as hereinafter defined), and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Section II, which conditions are intended to insure compliance with the provisions of the Act in respect of the transfer thereof.

          2.2 Each certificate for the Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

              "The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of the Act or an



                                      (iii)
              opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

          2.3 The Holder, by acceptance of the Share certificates, agrees, prior to any transfer of any Shares, to give written notice to the Company of his/its intention to effect such transfer and to comply in all other respects with the provisions of this Section II. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the Holder as to whether in the opinion of such counsel (which opinion shall be reasonably satisfactory to counsel for the Company) such proposed transfer involves a transaction requiring registration of such Shares under the Act, provided, however, that no such opinion shall be required in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor Rule thereto). If in the opinion of such counsel (if such opinion is required hereunder) and counsel for the Company, the proposed transfer of the Shares may be effected without registration under the Act, the Holder shall thereupon be entitled to transfer the Shares in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend described in Section 2.2 hereof unless
(a) in the opinion of such counsel and counsel for the Company registration of future transfer is not required by the applicable provisions of the Act or (b) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor Rule thereto). The Holder shall not transfer such Shares until such opinion of counsel has been given to the Company (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 2.3).

          2.4 Notwithstanding the foregoing provisions of this Section II, the restrictions imposed hereunder upon the transferability of any Shares shall cease and terminate when any such Shares are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in any registration statement or otherwise pursuant to Section
2.3 hereof. Whenever the restrictions imposed by this Section II shall terminate, as herein provided, the Holder, with regard to any Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legends referred to in Section 2.2 hereof and not containing any other reference to the restrictions imposed by this Section II.


                        III. REGISTRATION RIGHTS; LOCK-UP

          3.1 The Company shall register the Shares pursuant to a registration statement (a "Registration Statement") filed by the Company in connection with a firm commitment public offering under the Act, covering the offer and sale of Common Stock to the public (an "IPO"), provided, however, the Holder agrees that if the foregoing Registration Statement is declared effective, it shall not sell or offer to sell any Shares for a period of at least 12 months from the effective date of the Registration Statement ("Holding Period") without the consent of both the managing underwriter of such IPO and the Company. The Company shall keep the Registration Statement effective and current until all the securities registered thereunder are sold or may be sold without any limitation under an appropriate exemption under the Securities Act.

          3.2 In any Registration Statement under this Section III, the Company shall bear all expenses and pay all fees incurred in connection with the filing and modification or amendment of the registration statement, exclusive of underwriting discounts and commissions payable in respect of the



                                      (iv)
sale of the Shares and any attorneys' fees or other professional costs incurred by the Holder in connection with such sale of the Shares.

          3.3 The Company shall indemnify the registered holder(s) of the Shares to be sold pursuant to any Registration Statement hereunder, the officers and directors of each holder and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party and any third party) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise arising from such Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to the registered holders expressly for use in any preliminary prospectus, the Registration Statement or prospectus or any amendment or supplement thereof, or in any application, as the case may be.

          3.4 In the event that the Company does not register its common stock under either Section 12 or Section 15 of the Exchange Act within twelve months from the date of this Agreement, the Holder will have the right any time thereafter to put the Shares issued under this Agreement to the Company and receive payment within sixty days from the Client equal to $27,402.50.

                IV. REPRESENTATIONS AND WARRANTIES BY THE COMPANY

          The Company represents and warrants to the Holder as follows:

          4.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          4.2 The execution, delivery and performance of this Agreement by the Company (a) has been duly authorized and approved by the Board of Directors of the Company and all other necessary corporate action on the part of the Company in connection therewith has been taken and (b) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) the charter documents or By-laws of the Company, (ii) any material contract indenture, mortgage, loan agreement note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject or (iii) any law, administrative regulation or court decree applicable to or binding upon the Company.

          4.3 This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except that (a) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                                      (v)

          4.4 The Shares have been duly and validly authorized and, upon execution of this Common Stock Agreement and the Settlement Agreement by the Holder, such Shares will be duly and validly issued by the Company.

          4.5 The information provided to the Holder by the Company in connection with this issuance is correct and complete in all material respects, and does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          4.6 Since the respective dates of such information given to the Holder, except as otherwise stated: (a) there has been no material adverse change in the financial condition, or in the results of operations, affairs or prospects of the Company, whether or not arising in the ordinary course of business; and (b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material to the Company.

                                V. MISCELLANEOUS

          5.1 Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to: President, PowerChannel Holdings, Inc., 20 Squadron Blvd., STE 210, New City, New York, 10956 USA, and if to the Holder, to it at its address indicated below Holder's signature to this Agreement. Notices so given shall be deemed to have been given on the earlier to occur of actual receipt or three business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

          5.2 This Agreement shall not be changed, modified or amended except by a writing executed by the parties hereto.

          5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and the Settlement Agreement set forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          5.4 References herein to a person or entity in either gender specific or gender neutral terms include the other gender or no gender, as appropriate,

          5.5 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York.

          5.6 This Agreement may be executed in counterparts.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                                     POWERCHANNEL HOLDINGS, INC.

                                                     By: /s/ James B. Gambrell

                                                         Name: James B. Gambrell
                                                         Title: President

Number of Shares Issued: 10,961

/s/ AH Stanton
---------------------------------------
Signature of Holder/authorized officer

Stanton Crenshaw Communications             13-3836104
---------------------------------------     ------------------------------------
Name of Holder                              Social Security Number/E.I.D. #
                                            (If US citizen or resident)




                                      (vi)

                          POWER CHANNEL HOLDINGS, INC.




THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SHARES OF COMMON STOCK ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                                      (vii)